UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016 (February 5, 2016)

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Steeles Avenue East, Milton, Ontario, Canada	L9T 1Y1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreement

This Form 8-K/A amends the Form 8-K filed on February 5, 2016 by Aralez Pharmaceuticals Inc., a company formed under the laws of the Province of British Columbia, Canada (the “Company”), to include the audited financial statements of Tribute Pharmaceuticals Canada Inc., a corporation organized under the laws of the Province of Ontario (“Tribute”), as of and for the year then ended December 31, 2015, as required by Item 9.01(a) of Form 8-K, and the unaudited pro forma condensed combined financial statements related to the Tribute acquisition required by Item 9.01(b) of Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets

On February 5, 2016, the Company filed a Current Report on Form 8-K reporting that (i) ARLZ CA Acquisition Corp., a corporation incorporated under the laws of the Province of Ontario (“Can Merger Sub”), and Tribute amalgamated by way of a court approved plan of arrangement under Canadian law, resulting in Tribute and Can Merger Sub continuing as one corporation (“Amalco”), and (ii) ARLZ US Acquisition II Corp., a Delaware corporation (“US Merger Sub”) merged with and into POZEN Inc., a Delaware corporation (“Pozen”), with Pozen as the surviving corporation in the merger (collectively, the “Transactions”).  Following consummation of the Transactions, each of Pozen and Amalco became wholly owned subsidiaries of Aralez.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The historical audited financial statements of Tribute as of and for the year ended December 31, 2015, including the notes to such financial statements and the report of the independent auditor thereon, are attached as Exhibit 99.1 to this Form 8-K/A.

(b) Pro Forma Condensed Combined Financial Statements

The required unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2015 is attached as Exhibit 99.2 to this Form 8-K/A.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

23.1	Consent of McGovern, Hurley, Cunningham, LLP, independent accountants of Tribute Pharmaceuticals Canada Inc.

99.1	Audited financial statements of Tribute Pharmaceuticals Canada Inc., as of and for the year ended December 31, 2015.

99.2	Unaudited pro forma condensed combined financial statements for the acquisition of Tribute Pharmaceuticals Canada Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2016	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Scott J. Charles
Scott J. Charles
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

23.1	Consent of McGovern, Hurley, Cunningham, LLP, independent accountants of Tribute Pharmaceuticals Canada Inc.

99.1	Audited financial statements of Tribute Pharmaceuticals Canada Inc., as of and for the year ended December 31, 2015.

99.2	Unaudited pro forma condensed combined financial statements for the acquisition of Tribute Pharmaceuticals Canada Inc.